UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end:  June 30, 2017

Date of reporting period:  June 30, 2017

Item 1. Report to Stockholders.

LK Balanced Fund

Institutional Class Shares – LKBLX

Annual Report

www.lkfunds.com	June 30, 2017

LK Balanced Fund

July 31, 2017

Fellow Shareholders,

What an interesting year the past 12 months has been.  Equity markets moved essentially sideways from June 2016 through the election, then began a steady climb that has left most pundits perplexed.  Interest rates also had an exciting year, as the 10-year Treasury moved up almost a full percent in yield (1.47% to 2.45%) from June through December 2016, before declining marginally to end June 2017 at 2.30%.  The move in long rates largely reflected the move in shorter rates as Federal Reserve target rate changes and anticipated changes kept one year rates steadily increasing over the period.  For the 12 months ended June 30, 2017, the Fund returned 8.18%, underperforming the Lipper Balanced Fund Index which returned 10.80%.  During this period, our stock positions contributed the majority of the performance, while bond positions were only slightly additive.  Leading individual contributors to the Fund’s performance were Texas Pacific Land Trust, Lincoln Electric Holdings and Boeing, which collectively added about 5.2% to Fund performance.  The largest detractors were Chicago Bridge & Iron, Cato Corp and Bed Bath & Beyond, which subtracted about 2.5% from Fund performance.

While we work hard not to be influenced by volatility, a concentrated approach can lend itself to significant short term variation, especially relative to larger, more diversified indices.  While overall equity market volatility has been declining, we worry that the rocket ship which passive investing and ETFs has become will continue to inflate indexes.  It appears that investors in general seem willing to pour into these vehicles regardless of price.  This rush into passive investing seems to be somewhat reminiscent of other investment manias.  Indexes have been propelled higher by extraordinarily low rates and speculative trading in companies whose businesses have rapidly grown revenues without commensurate profit growth - a formula that historically has proven unsustainable.

For many, there is nothing inherently wrong with indexation, as long as the market is inexpensive or moderately valued. To paraphrase Warren Buffett, “even the best business in the world will be a poor investment at too high a price”.  Index funds ignore valuation, buying when money flows in and selling when it leaves.  With many index valuation measures at or close to all-time highs, investors are trying to buy what has been working but at a much higher price than what we feel is sensible.

Although we believe our recent soft relative performance can be largely attributed to a lack of exposure to the most overvalued parts of the market, other “value investors” have also suffered over the past 12 months with the S&P 500 Growth Index far outpacing the S&P 500 Value Index.  In such an environment, one’s discipline is tested as market pundits and major news outlets are constantly suggesting the only sensible path for investors is to stop fighting the trend and join the masses flocking to index funds and ETFs.  We observe that such refrains tend to be loudest near significant turning points – something seen quite obviously in 2000 as the tech bubble collapsed, although the peak was only visible with hindsight.  In today’s world, we are confident we own a portfolio of reasonably priced equities with relatively short duration bond holdings and a reserve of cash.

Thank you for your continued trust and confidence.

Sincerely,

Thomas J. Sudyka, Jr.	Bruce H. Van Kooten

LK Balanced Fund

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

Please see the schedule of investments for a complete list of fund holdings.

Mutual fund investing involves risk. Principal loss is possible. Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies. Foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The Fund’s investments in debt securities will be subject to credit risk, interest rate risk, prepayment risk and duration risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. Interest rate risk is the risk that the value of debt securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of debt securities). Pre-payment risk is the risk that the principal on debt securities will be paid off prior to maturity causing the Fund to invest in debt securities with lower interest rates. Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner.

The Lipper Balanced Funds index is an equally weighted index of the 30 largest U.S. Balanced Funds.

The S&P 500 Value index is a style-concentrated index designed to track the performance of stocks that exhibit the strongest value characteristics by using a style-attractiveness-weighting scheme.

The S&P 500 Growth index is a style-concentrated index designed to track the performance of stocks that exhibit the strongest growth characteristics by using a style-attractiveness-weighting scheme.

One may not directly invest in an index.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates. Duration is expressed as a number of years.

LK Balanced Fund

Value of $50,000 Investment (Unaudited)

The chart assumes an initial investment of $50,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of June 30, 2017

	One Year	Five Year	Ten Year	Since Inception
LK Balanced Fund(1)(2)	8.18%	6.98%	3.99%	7.98%
Lipper Balanced Funds Index(3)	10.80%	8.53%	5.11%	7.99%
S&P 500 Index(4)	17.90%	14.63%	7.18%	10.31%
Bloomberg Barclays U.S.
Aggregate Bond Index(5)	-0.31%	2.21%	4.48%	6.31%

(1)	Fund commenced operations on July 1, 2012.
(2)
The performance data quoted for periods prior to July 1, 2012 is that of the L/K Limited Partnership #1 (the “Partnership”).  The Partnership commenced operations on December 31, 1986.  The Partnership was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund.  If it had been, the Partnership’s performance might have been lower.

(3)	The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. Balanced Funds. One may not invest directly in an index.
(4)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. One may not invest directly in an index.
(5)
The Bloomberg Barclays U.S. Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type.  One may not invest directly in an index.

LK Balanced Fund

Expense Example (Unaudited)
June 30, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2017 – June 30, 2017).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (1/1/2017)	Value (6/30/2017)	(1/1/2017 to 6/30/2017)
LK Balanced Fund Actual(2)	$1,000.00	$1,032.20	$5.04
LK Balanced Fund Hypothetical
(5% return before expenses)	$1,000.00	$1,019.84	$5.01

(1)	Expenses are equal to the Fund’s expense ratio for the most recent six-month period of 1.00%, multiplied by the average account value over the period, 181/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended June 30, 2017 of 3.22%.

LK Balanced Fund

Allocation of Portfolio Net Assets (Unaudited)
June 30, 2017
(% of Net Assets)

Top Ten Holdings (Unaudited)
June 30, 2017(1)
(% of net assets)

Texas Pacific Land Trust	4.1%
Microsoft	3.4%
Johnson & Johnson	3.0%
Boeing	3.0%
Walt Disney	2.9%
Brookfield Asset Management, Class A	2.7%
Thermo Fisher Scientific	2.7%
Pfizer	2.6%
Anheuser-Busch InBev – ADR	2.5%
Lincoln Electric Holdings	2.5%

(1)	First American Government Obligations, Class Z, is excluded from the Top Ten Holdings.

LK Balanced Fund

Schedule of Investments
June 30, 2017

Description	Shares	Value

COMMON STOCKS – 65.4%

Consumer Discretionary – 12.1%
Bed Bath & Beyond	10,000	$304,000
Cato, Class A	12,500	219,875
Discovery Communications, Series C*	19,000	478,990
Gildan Activewear	19,000	583,870
LKQ*	11,000	362,450
Walt Disney	7,000	743,750
Winnebago Industries	13,000	455,000
		3,147,935

Consumer Staples – 7.2%
Anheuser-Busch InBev – ADR	6,000	662,160
Crimson Wine Group*	19,250	206,168
Hershey	6,000	644,220
Wal-Mart Stores	5,000	378,400
		1,890,948

Energy – 1.8%
Chevron	4,418	460,930

Financials – 7.0%
Arthur J. Gallagher	7,000	400,750
Berkshire Hathaway, Class A*	2	509,400
Berkshire Hathaway, Class B*	2,900	491,173
Opus Bank	17,000	411,400
Trisura Group*	106	1,768
		1,814,491

Health Care – 10.2%
Gilead Sciences	7,000	495,460
Johnson & Johnson	6,000	793,740
Pfizer	20,000	671,800
Thermo Fisher Scientific	4,000	697,880
		2,658,880

Industrials – 9.3%
Aerojet Rocketdyne Holdings*	20,000	416,000
Boeing	3,900	771,225
Costamare	15,000	109,650
Kansas City Southern	4,600	481,390
Lincoln Electric Holdings	7,000	644,630
		2,422,895

See Notes to the Financial Statements

LK Balanced Fund

Schedule of Investments – Continued
June 30, 2017

Description	Shares/Par	Value

COMMON STOCKS – 65.4% (CONTINUED)

Information Technology – 3.4%
Microsoft	13,000	$896,090

Materials – 3.7%
Compass Minerals International	6,000	391,800
Constellium, Class A*	20,000	138,000
Vulcan Materials	3,500	443,380
		973,180

Real Estate – 9.1%
Brookfield Asset Management, Class A	18,000	705,780
Texas Pacific Land Trust	3,600	1,057,608
The St. Joe Company*	10,000	187,500
Weyerhaeuser – REIT	12,800	428,800
		2,379,688

Telecommunication Services – 1.6%
Verizon Communications	9,200	410,872
Total Common Stocks
(Cost $10,692,545)		17,055,909

CORPORATE BONDS – 25.8%

Consumer Discretionary – 6.9%
Advance Auto Parts
4.500%, 12/01/2023	$250,000	265,683
Bed Bath & Beyond
3.749%, 08/01/2024	500,000	496,908
McDonald’s
1.875%, 05/29/2019	250,000	250,063
Newell Rubbermaid
3.900%, 11/01/2025	250,000	259,332
Viacom
3.875%, 12/15/2021	250,000	260,933
Walt Disney
5.875%, 12/15/2017	250,000	254,847
		1,787,766

See Notes to the Financial Statements

LK Balanced Fund

Schedule of Investments – Continued
June 30, 2017

Description	Par	Value

CORPORATE BONDS – 25.8% (CONTINUED)

Consumer Staples – 3.7%
Archer-Daniels-Midland
4.479%, 03/01/2021	$250,000	$270,393
Bunge Limited Finance
3.500%, 11/24/2020	250,000	256,507
Campbell Soup
2.500%, 08/02/2022	300,000	300,219
Coca-Cola
7.125%, 08/01/2017	150,000	150,572
		977,691

Energy – 0.9%
Murphy Oil
4.700%, 12/01/2022	250,000	242,000

Financials – 3.4%
Barclays Bank
3.000%, 01/03/2030^	250,000	245,972
JPMorgan Chase
4.000%, 03/28/2027^	250,000	247,305
Opus Bank
5.500%, 07/01/2026^	400,000	405,160
		898,437

Health Care – 2.4%
Pfizer
4.650%, 03/01/2018	250,000	255,293
Stryker
4.375%, 01/15/2020	200,000	211,378
Teva Pharmaceutical Finance IV
2.250%, 03/18/2020	150,000	149,948
		616,619

Industrials – 4.1%
General Electric
5.000%, 12/29/2049^	500,000	531,325
Hexcel
4.700%, 08/15/2025	250,000	269,605
Keysight Technologies
4.550%, 10/30/2024	250,000	262,820
		1,063,750

See Notes to the Financial Statements

LK Balanced Fund

Schedule of Investments – Continued
June 30, 2017

Description	Par	Value

CORPORATE BONDS – 25.8% (CONTINUED)

Information Technology – 3.5%
Corning
7.530%, 03/01/2023	$110,000	$123,430
Intel
2.700%, 12/15/2022	250,000	253,388
KLA-Tencor
4.650%, 11/01/2024	250,000	270,399
Motorola Solutions
3.750%, 05/15/2022	250,000	258,573
		905,790

Telecommunication Services – 0.9%
Qwest
7.125%, 11/15/2043	250,000	248,812
Total Corporate Bonds
(Cost $6,609,729)		6,740,865

MUNICIPAL BONDS – 3.3%
Blair, Nebraska Water System
Series C
3.500%, 12/15/2017	200,000	200,510
Colony, Texas Local Development Corporation
Series A
2.594%, 10/01/2020 – BHAC Insured	190,000	193,445
La Vista, Nebraska Economic Development Fund
6.530%, 10/15/2017	100,000	100,288
Lincoln, Nebraska Airport Authority
Series C
3.628%, 07/01/2022	350,000	357,833
Total Municipal Bonds
(Cost $841,974)		852,076

See Notes to the Financial Statements

LK Balanced Fund

Schedule of Investments – Continued
June 30, 2017

Description	Shares	Value
SHORT-TERM INVESTMENT – 5.4%
First American Government Obligations, Class Z, 0.84% (a)
(Cost $1,398,555)	1,398,555	$1,398,555
Total Investments – 99.9%
(Cost $19,542,803)		26,047,405
Other Assets and Liabilities, Net – 0.1%		33,746
Total Net Assets – 100.0%		$26,081,151

*	Non income-producing security.
^	Variable rate security – The rate shown is the rate in effect as of June 30, 2017.
(a)	The rate shown is the annualized seven-day effective yield as of June 30, 2017.
ADR – American Depositary Receipt
BHAC – Berkshire Hathaway Assurance Corporation
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

LK Balanced Fund

Statement of Assets and Liabilities
June 30, 2017

ASSETS:
Investments, at value
(cost $19,542,803)	$26,047,405
Cash	2,142
Dividends & interest receivable	82,861
Prepaid expenses	3,091
Total assets	26,135,499

LIABILITIES:
Payable to investment adviser	10,364
Payable for fund administration & accounting fees	11,176
Payable for compliance fees	2,000
Payable for transfer agent fees & expenses	4,785
Payable for custody fees	903
Payable for trustee fees	2,609
Accrued other fees	22,511
Total liabilities	54,348

NET ASSETS	$26,081,151

NET ASSETS CONSIST OF:
Paid-in capital	$19,071,066
Accumulated undistributed net investment income	377,117
Accumulated undistributed net realized gain on investments	128,366
Net unrealized appreciation on investments	6,504,602
Net Assets	$26,081,151

Shares outstanding, unlimited number of shares authorized without par value	581,627

Net asset value, redemption price and offering price per share	$44.84

See Notes to the Financial Statements

LK Balanced Fund

Statement of Operations
For the Year Ended June 30, 2017

INVESTMENT INCOME:
Dividend income	$310,582
Less: Foreign taxes withheld	(4,404)
Interest income	331,782
Total investment income	637,960

EXPENSES:
Investment adviser fees (See Note 4)	195,628
Fund administration & accounting fees (See Note 4)	69,112
Transfer agent fees & expenses (See Note 4)	31,516
Audit fees	18,491
Compliance fees (See Note 4)	12,001
Legal fees	9,993
Trustee fees (See Note 4)	9,282
Other fees	6,592
Custody fees (See Note 4)	5,740
Federal & state registration fees	5,192
Postage & printing fees	4,570
Total expenses before waiver	368,117
Less: waiver from investment adviser (See Note 4)	(107,280)
Net expenses	260,837

NET INVESTMENT INCOME	377,123

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	128,370
Net change in unrealized appreciation on investments	1,560,256
Net realized and unrealized gain on investments	1,688,626

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,065,749

See Notes to the Financial Statements

LK Balanced Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2017	June 30, 2016
OPERATIONS:
Net investment income	$377,123	$386,995
Net realized gain on investments	128,370	425,983
Net change in unrealized appreciation on investments	1,560,256	(605,508)
Net increase in net assets resulting from operations	2,065,749	207,470

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,893,906	1,444,556
Proceeds from reinvestment of distributions	414,596	844,711
Payments for shares redeemed	(3,606,777)	(2,480,979)
Net decrease in net assets
resulting from capital share transactions	(1,298,275)	(191,712)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(191,958)	(346,806)
From net realized gains	(222,638)	(497,905)
Total distributions to shareholders	(414,596)	(844,711)

TOTAL INCREASE (DECREASE) IN NET ASSETS	352,878	(828,953)

NET ASSETS:
Beginning of year	25,728,273	26,557,226
End of year (including accumulated undistributed net
investment income of $377,117 and $191,954, respectively)	$26,081,151	$25,728,273

See Notes to the Financial Statements

LK Balanced Fund

Financial Highlights

For a Fund share outstanding throughout the year.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2017	2016	2015	2014	2013
PER SHARE DATA:

Net asset value, beginning of year	$42.10	$43.21	$49.06	$42.82	$38.16

INVESTMENT OPERATIONS:
Net investment income	0.65	0.65	0.54	0.81	0.52
Net realized and unrealized
gain (loss) on investments	2.78	(0.33)	(3.24)	6.67	5.30
Total from investment operations	3.43	0.32	(2.70)	7.48	5.82

LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)	(0.59)	(0.89)	(0.41)	(0.32)
Net realized gains	(0.37)	(0.84)	(2.26)	(0.83)	(0.84)
Total distributions	(0.69)	(1.43)	(3.15)	(1.24)	(1.16)

Net asset value, end of year	$44.84	$42.10	$43.21	$49.06	$42.82

TOTAL RETURN	8.18%	0.91%	(5.55)%	17.68%	15.46%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$26.1	$25.7	$26.6	$27.2	$21.1

Ratio of expenses to average net assets:
Before expense waiver	1.41%	1.45%	1.42%	1.43%	1.62%
After expense waiver	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income
to average net assets:
Before expense waiver	1.03%	1.08%	0.79%	1.40%	0.64%
After expense waiver	1.44%	1.53%	1.21%	1.83%	1.26%

Portfolio turnover rate	11%	25%	16%	20%	20%

See Notes to the Financial Statements

LK Balanced Fund

Notes to the Financial Statements
June 30, 2017

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The LK Balanced Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation and current income.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  Prior to July 1, 2012, the Fund’s investment adviser managed a limited partnership with an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The limited partnership, which incepted on December 31, 1986, converted into, and the Fund commenced operations in the Trust on, July 1, 2012.  The Fund currently offers one class, the Institutional Class.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the year ended June 30, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended June 30, 2017, the Fund did not incur any interest or penalties.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income

LK Balanced Fund

Notes to the Financial Statements – Continued
June 30, 2017

tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended June 30, 2017, the Fund decreased accumulated undistributed net investment income by $2 and increased accumulated undistributed net realized gain on investments by $2.

Allocation of Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common expenses are allocated evenly between funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustment are not applied, they are categorized in Level 1 of the fair value hierarchy.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

LK Balanced Fund

Notes to the Financial Statements – Continued
June 30, 2017

Fixed Income Securities – Fixed income securities, including asset-backed, corporate, mortgage-backed, municipal bonds, and U.S. government & agency securities, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Fixed income securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$17,055,909	$—	$—	$17,055,909
Corporate Bonds	—	6,740,865	—	6,740,865
Municipal Bonds	—	852,076	—	852,076
Short-Term Investment	1,398,555	—	—	1,398,555
Total Investments	$18,454,464	$7,592,941	$—	$26,047,405

Transfers between levels are recognized at the end of the reporting year.  During the year ended June 30, 2017, the Fund recognized no transfers between levels.  The Fund did not invest in any Level 3 investments during the year.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Lawson Kroeker Investment Management, Inc. the (“Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.00% of the Fund’s average daily net assets. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with

LK Balanced Fund

Notes to the Financial Statements – Continued
June 30, 2017

the consent of the Board.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
June 30, 2018	$112,514
June 30, 2019	$113,106
June 30, 2020	$107,280

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended June 30, 2017, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	June 30, 2017	June 30, 2016
Shares sold	43,242	35,024
Shares issued to holders in reinvestment of dividends	9,433	21,070
Shares redeemed	(82,125)	(59,695)
Net decrease in shares outstanding	(29,450)	(3,601)

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended June 30, 2017, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$2,732,479	$4,800,233

LK Balanced Fund

Notes to the Financial Statements – Continued
June 30, 2017

7.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at June 30, 2017, the Fund’s most recent fiscal year end, were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net Appreciation	Tax Cost
$7,377,092	$(872,490)	$6,504,602	$19,542,803

At June 30, 2017, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed		Total
Ordinary	Long-Term	Unrealized	Accumulated
Income	Capital Gains	Appreciation	Earnings
$377,117	$128,366	$6,504,602	$7,010,085

As of June 30, 2017, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended June 30, 2017, the Fund did not defer any qualified late year losses.

The tax character of distributions paid during the year ended June 30, 2017, were as follows:

Ordinary Income*	Long Term Capital Gains**	Total
$241,286	$173,310	$414,596

The tax character of distributions paid during the year ended June 30, 2016, were as follows:

Ordinary Income*	Long Term Capital Gains**	Total
$368,510	$476,201	$844,711

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.
**
The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3)(C), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax years ended June 30, 2017 and June 30, 2016.

LK Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of LK Balanced Fund and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LK Balanced Fund (the “Fund”), a series of Managed Portfolio Series, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LK Balanced Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio
August 25, 2017

LK Balanced Fund

Additional Information (Unaudited)
Approval of Investment Advisory Agreement

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 21-22, 2017, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Lawson Kroeker Investment Management, Inc. (“LK” or the “Adviser”) regarding the LK Balanced Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 9, 2017, the Trustees received and considered information from LK and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by LK with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by LK; (3) the costs of the services provided by LK and the profits realized by LK from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to LK resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by a representative of LK, and the Support Materials, the Board concluded that the overall arrangements between the Trust and LK set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that LK performs, the investment advisory fees that the Fund pays and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that LK provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that LK effects on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund; (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees noted the investment philosophy of the portfolio managers and their significant investment and portfolio management experience.  The Trustees also considered LK’s capitalization and its assets under management.  The Trustees concluded that they were satisfied with the nature, extent and quality of services provided by LK to the Fund pursuant to the Investment Advisory Agreement.

LK Balanced Fund

Additional Information (Unaudited) – Continued

Fund Historical Performance and the Overall Performance of LK.  In assessing the quality of the portfolio management delivered by LK, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to appropriate securities benchmark indices, the Fund’s peer funds according to Morningstar classifications, and the composite of separate accounts that LK manages utilizing a similar investment strategy as that of the Fund.  When reviewing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer group.  The Trustees noted the Fund’s performance, with regard to its Morningstar peer group, exceeded the peer group average and median for the year-to-date and one-year periods ended October 31, 2016. The Trustees also observed that for the three-year, five-year and ten-year periods ended October 31, 2016, the Fund underperformed the peer group median and average.  The Trustees also noted the Fund outperformed its benchmark Lipper Balanced Funds Index during the year-to-date and one-year periods ended October 31, 2016, but underperformed the index for the three-year, five-year, and ten-year periods ended October 31, 2016. With respect to the Fund’s other benchmark, the S&P 500 Index, the Trustees observed that the Fund outperformed the index for the year-to-date period ended October 31, 2016, and underperformed the index for all other periods. The Trustees also considered that the Fund has provided shareholders with positive returns over all measured periods since inception. The Trustees then observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by LK over all relevant time periods.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to LK under the Investment Advisory Agreement, as well as LK’s profitability from services that LK rendered to the Fund during the 12 month period ended June 30, 2016.  The Trustees also considered the effect of an expense limitation agreement on LK’s compensation and that LK has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees also noted that while the management fees LK charges to separately managed accounts with similar investment strategies and asset levels as those of the Fund are lower than the advisory fee for the Fund, LK has additional responsibilities with respect to the Fund, including more frequent trading and cash management stemming from the Fund’s daily subscriptions and redemptions, additional compliance and shareholder servicing obligations, and the preparation of Board and shareholder materials, that justify the higher fee. The Trustees also noted LK has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for its operating expenses, as specified in the Fund’s prospectus.  The Trustees concluded that LK’s service relationship with the Fund has not been profitable.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Fund and those of funds within the same Morningstar benchmark category.  The Trustees noted the Fund’s advisory fee was higher than the average and median management fees reported for the benchmark category.  They also considered the total expenses of the Fund (after waivers and expense reimbursements) were higher than the average and median total expenses reported for the benchmark category, but that the average net assets of funds comprising the benchmark category were significantly higher than the assets of the Fund.  The Trustees observed that when the benchmark category was limited to comparably-sized funds, the Fund’s total expenses (after waivers and expense reimbursements) were equal to the benchmark category median. The Trustees also took into account that the advisory fees and total expenses (after waivers and expense reimbursements) borne by the Fund were well within the range of that borne by funds in the benchmark category. While recognizing that it is difficult to compare advisory fees because advisory services provided may vary from one investment adviser to another, the Trustees concluded that LK’s advisory fee continues to be reasonable.

LK Balanced Fund

Additional Information (Unaudited) – Continued

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees noted that given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.  The Trustees also considered that LK had agreed to consider breakpoints in the future in response to asset growth.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees considered the extent to which LK utilizes soft dollar arrangements with respect to portfolio transactions. The Trustees also took into account that LK does not use brokers to execute the Fund’s portfolio transactions.  The Trustees considered that LK may receive some form of reputational benefit from services rendered to the Fund, but that any such benefits are difficult to accurately quantify. The Trustees concluded that LK does not receive additional material benefits from its relationship with the Fund.

LK Balanced Fund

Additional Information (Unaudited) – Continued
June 30, 2017

TRUSTEES AND OFFICERS

			Number of		Other
		Term of	Portfolios		Directorships
Name,	Position(s)	Office and	in Trust		Held by Trustee
Address and	Held with	Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite	35	Retired, Chief Financial Officer,	Independent
615 E. Michigan St.	Independent	Term; Since		Robert W. Baird & Co. Incorporated	Trustee, ETF
Milwaukee, WI 53202	Trustee	April 2011		(2000-2011).	Series Solutions
Year of Birth: 1946	and Audit				(16 Portfolios)
	Committee				(2012-Present);
	Chairman				Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013)

David A. Massart	Trustee and	Indefinite	35	Co-Founder and Chief Investment	Independent
615 E. Michigan St.	Valuation	Term; Since		Strategist, Next Generation Wealth	Trustee, ETF
Milwaukee, WI 53202	Committee	April 2011		Management, Inc. (2005-present).	Series Solutions
Year of Birth: 1967	Chairman				(16 Portfolios)
(2012-Present)

David M. Swanson	Trustee	Indefinite	35	Founder and Managing Principal,	Independent
615 E. Michigan St.		Term; Since		SwanDog Strategic Marketing, LLC	Trustee, ALPS
Milwaukee, WI 53202		April 2011		(2006-present); Executive Vice	Variable
Year of Birth: 1957				President, Calamos Investments	Investment Trust
				(2004-2006).	(11 Portfolios)
(2006-Present);
Independent
Trustee,
RiverNorth
Opportunities
Closed-End Fund
(2015-Present)
Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	35	Executive Vice President, U.S. Bancorp	None
615 E. Michigan St.	and Trustee	Term; Since		Fund Services, LLC (1994-present).
Milwaukee, WI 53202		January 2011
Year of Birth: 1958

Officers

James R. Arnold	President	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Term, Since		Fund Services, LLC (2002-present).
Milwaukee, WI 53202	Principal	January 2011
Year of Birth: 1957	Executive
Officer

LK Balanced Fund

Additional Information (Unaudited) – Continued
June 30, 2017

TRUSTEES AND OFFICERS

			Number of		Other
		Term of	Portfolios		Directorships
Name,	Position(s)	Office and	in Trust		Held by Trustee
Address and	Held with	Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Deborah Ward	Vice	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	President,	Term; Since		Fund Services, LLC (2004-present).
Milwaukee, WI 53202	Chief	April 2013
Year of Birth: 1966	Compliance
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Term; Since		Fund Services, LLC (2005-present).
Milwaukee, WI 53202	Principal	January 2011
Year of Birth: 1973	Financial
Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	N/A	Senior Vice President and Counsel,	N/A
615 E. Michigan St.		Term; Since		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		August 2015		(2006-present).
Year of Birth: 1965

Thomas A. Bausch, Esq.	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Secretary	Term; Since		Fund Services, LLC (2016-Present);
Milwaukee, WI 53202		May 2016		Associate, Godrey & Kahn S.C.
Year of Birth: 1979				(2012-2016); Graduate, University of
Wisconsin Law School (2009-2012).

Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services, LLC (2005-present).
Milwaukee, WI 53202		September 2012
Year of Birth: 1973

Benjamin Eirich	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services, LLC (2008-present).
Milwaukee, WI 53202		May 2016
Year of Birth: 1981

Doug Schafer	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services, LLC (2002-present).
Milwaukee, WI 53202		May 2016
Year of Birth: 1970

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

LK Balanced Fund

Additional Information (Unaudited) – Continued
June 30, 2017

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-682-6233.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-682-6233.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 66.50% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2017, was 66.50% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gains distributions under Internal Revenue Section 871 (k)(2)(c) was 20.44%.

LK Balanced Fund

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Lawson Kroeker Investment Management, Inc.
450 Regency Parkway, Suite 410
Omaha, NE 68114

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North RiverCenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.
The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-698-1378.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended June 30, 2017 and June 30, 2016, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$15,500	$15,500
Audit-Related Fees	$0	$0
Tax Fees	$ 3,000	$ 2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 6/30/2017	FYE 6/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2017	FYE 6/30/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)* /s/ James R. Arnold
                                                      James R. Arnold, President

Date    September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James R. Arnold
                                                      James R. Arnold, President

Date    September 6, 2017

By (Signature and Title)* /s/ Brian R. Wiedmeyer
                                                      Brian R. Wiedmeyer, Treasurer

Date    September 6, 2017

* Print the name and title of each signing officer under his or her signature.